Financial Instruments (Details Textual) - ILS (₪) ₪ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Financial Instruments [Abstract]
Interest rate, description	An increase of 100 basis points in the interest rates at the reporting date would have decreased shareholders' equity and profit or loss by NIS 10 (2016: NIS 13).
Net fair value of these transactions is a liability	₪ 12	₪ 6
Description of functional currency risks
A change of 1% of the CPI as at December 31, 2016 and 2017 would have immaterial effect on total equity and net income. This analysis assumes that all other variables, in particular interest rates, remain constant. In addition, A change of 10% in the US$ exchange rate as at December 31, 2016 and 2017 would have immaterial effect on total equity and net income.